Exhibit 99.2

Toyota Business Highlights Q2 FY2025 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . automobile SAAR figure for October 2024 came in at 16 . 0 M units, up from October 2023 at 15 . 5 M units . • Toyota U . S . reported October 2024 sales of 185 , 929 units, a decrease of - 12 . 1 % on a daily selling rate (DSR) basis and - 5 . 0 % on a volume basis versus October 2023 . • Toyota division posted October 2024 sales of 159 , 370 units, a decrease of - 12 . 5 % on a DSR basis and - 5 . 5 % on a volume basis versus October 2023 . • Lexus division posted October 2024 sales of 26 , 559 units, a decrease of - 9 . 5 % on a DSR basis and - 2 . 3 % on a volume basis versus October 2023 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other. Source: TMC company filings. *Bar chart represents vehicles sales as % of Top 5 Models sales 0 50 100 150 200 250 300 6 11 16 21 Oct-19 Jan-20 Apr-20 Jul-20 Oct-20 Jan-21 Apr-21 Jul-21 Oct-21 Jan-22 Apr-22 Jul-22 Oct-22 Jan-23 Apr-23 Jul-23 Oct-23 Jan-24 Apr-24 Jul-24 Oct-24 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales October 2019 - October 2024 SAAR Toyota U.S. Sales 159,370 26,559 Toyota Division Lexus Division Toyota U.S. October 2024 Vehicle Sales Oct-24 Oct-23 Oct-24 Oct-23 RX 10,512 8,591 NX 5,788 6,930 ES 3,599 3,093 GX 3,047 2,852 IS 1,367 1,685 Toyota U.S. October Vehicles Sales Lexus Division Top 5 Models*

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $429 million for the second quarter of fiscal 2025, compared to $178 million for the same period in fiscal 2024. The increase in net income for the second quarter of fiscal 2025, compared to the same period in fiscal 2024, was primarily due to a $406 million increase in investment and other income, net, a $311 million increase in total financing revenues, a $22 million increase in voluntary protection contract revenues and insurance earned premiums, and a $15 million decrease in provision for credit losses, partially offset by a $312 million increase in interest expense, a $97 million increase in depreciation on operating leases, a $74 million increase in provision for income taxes, and a $16 million increase in voluntary protection contract expenses and insurance losses. • We recorded a provision for credit losses of $206 million for the second quarter of fiscal 2025, compared to $221 million for the same period in fiscal 2024. The decrease in provision for credit losses for the second quarter fiscal 2025, compared to the same period in fiscal 2024, was due to lower growth of our retail loan and dealer portfolios, partially offset by an increase in consumer delinquencies and charge - offs. • Our net charge - offs as a percentage of average finance receivables for the first half of fiscal 2025 increased to 0.69 percent from 0.57 percent for the same period in fiscal 2024. Our default frequency as a percentage of outstanding finance receivable contracts increased to 1.48 percent for the first half of fiscal 2025, compared to 1.20 percent in the same period in fiscal 2024. The increases in net charge - offs and default frequency were due to an increase in higher average amounts financed and economic conditions, including consumer price increases and higher interest rates, have negatively impacted some consumers ability to make scheduled payments. Our average finance receivables loss severity per unit for the first half of fiscal 2025 increased to $13,871 from $13,534 in the first half of fiscal 2024. The increase in loss severity is primarily due to higher average amounts financed, partially offset by a decrease in full balance charge offs in the second quarter of fiscal 2025. 1 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs, sales of a private Toyota distributors and private label vehicles financed. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • Short - term funding needs are met through the issuance of commercial paper in the U . S . Commercial paper outstanding under our commercial paper programs ranged from approximately $ 17 . 3 billion to $ 18 . 0 billion during the quarter ended September 30 , 2024 , with an average outstanding balance of $ 17 . 6 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC). TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - own ed subsidiary of TFSC. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES Toyota Motor Corporation and Joby Aviation came together at Toyota’s Higashi - Fuji Technical Center to assert their collective pa ssion and ambition for air mobility in a gathering that included executives from both companies. The Sales and Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Chuan Qin, CFA| Funding & Liquidity Analyst (469) 486 - 6020 chuan.qin@toyota.com Bob Barish | Funding & Liquidity Analyst (469) 486 - 5598 bob.barish@toyota.com Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Sales and Trading Contacts Vincent Rotariu | Funding & Liquidity Analyst (469) 486 - 6159 vincent.rotariu@toyota.com Justin Lee | Funding & Liquidity Analyst (469) 486 - 6187 justin.lee1@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . TMCC Financial Performance Q2 FY2024 Q2 FY2025 Total financing revenues $2,986 $3,297 Income before income taxes 241 566 Net Income 178 429 Debt-to-Equity Ratio 6.6x 7.1x U.S. dollars in millions 0.36% 0.57% 0.69% 0.00% 0.25% 0.50% 0.75% Q2 FY2023 Q2 FY2024 Q2 FY2025 Net Charge - offs as a Percentage of Average Finance Receivables